Exhibit 99.1

[Logo of Allegiant Bancorp, Inc.]

NEWS EDITOR: for further information on this
news release, please contact Shaun R. Hayes,
President and CEO or Jeffrey S. Schatz,
Executive VP and CFO/COO at (314) 692-8800.

For Immediate Release:

ALLEGIANT BANCORP, INC. NET INCOME INCREASED 17% IN THIRD QUARTER 2003

            ST. LOUIS, MO - October 22, 2003 - Allegiant Bancorp, Inc. (Nasdaq: ALLE; www.allegiantbank.com), the largest bank holding company exclusively serving the St. Louis, Missouri metropolitan area, today reported net income for the third quarter of 2003 totaling $6.2 million, an increase of 17% from the $5.3 million reported for the third quarter of 2002. Diluted earnings per share for the third quarter of 2003 increased 6% to $0.35 from $0.33 in 2002. Diluted earnings per share reflected the impact of 2.1 million shares of common stock issued in our secondary public stock offering in April 2003, partially offset by 974,150 shares of treasury stock acquired in connection with the divestiture of our former Ste. Genevieve bank in March 2003. Earnings per share in the third quarter 2003 reflected the full impact of the shares issued in the stock offering. For the first nine months of 2003, net income increased 14% to $17.9 million compared to $15.7 million for the first nine months of 2002. Diluted earnings per share for the first nine months of 2003 increased 6% to $1.04 from $0.98 for the first nine months of 2002.

            Net interest income increased 2% for the quarter ended September 30, 2003 compared to the third quarter of 2002. This growth was attributable to a $157 million, or 8%, increase in average earning assets, which primarily resulted from a $205 million, or 13%, increase in average loans, as loan growth in our market remained strong. Our net interest margin in the third quarter of 2003 was 3.12% compared to 3.30% during the third quarter of 2002. For the first nine months of 2003, the net interest margin was 3.09% compared to 3.24% for the corresponding period of 2002. Despite the interest rate decline resulting from the Federal Reserve's interest rate cut near the end of the second quarter of 2003, our net interest margin for the third quarter of 2003 was 3.12%, unchanged from the second quarter this year. Contributing to this stability was lower cost of funds resulting from maturing higher cost deposits, disciplined loan pricing and a reduction in the premium amortization from mortgage-related securities. Compared to the year-ago periods, the margin was negatively affected as we reinvested the proceeds of certain securities transactions in the first quarter of 2003 into temporary short-term investments. We do expect a stable to improving margin in the fourth quarter of 2003, as the impact of our response to the rate cut continues to take effect and we continue to reposition our investment securities portfolio as a means to fund anticipated loan growth.

            Non-interest income for the three months ended September 30, 2003 totaled $6.6 million representing an increase of 28% from $5.2 million in the third quarter of 2002. The growth in non-interest income was attributable to higher fee income from our wealth management business, coupled with an increase in securities gains of $1.1 million, which was partially offset by slightly lower mortgage banking revenues. Wealth management fees increased 128% from the third quarter of 2002 reflecting the acquisition of Allegiant Investment Counselors in the fourth quarter of 2002. Non-interest income in the third quarter of 2002 included a $600,000 gain on the sale of a pool of mortgage loans acquired in the Southside Bancshares acquisition in September 2001. For the first nine months of 2003, non-interest income increased 34% to $20.3 million from the first nine months of 2002, reflecting increases in mortgage banking revenues, wealth management fees and securities gains of 36%, 100% and 127%, respectively.

            Non-interest expense for the quarter ended September 30, 2003 totaled $12.6 million compared to $12.0 million in the third quarter of 2002. Salaries and benefits expense decreased $371,000 or 6% from the third quarter of 2002 primarily due to reduced staffing levels and lower incentive-based compensation, while foreclosed property costs increased $803,000 primarily due to writedowns and operating expenses related to two hotel properties. For the first nine months of 2003, non-interest expense totaled $39.1 million compared to $34.6 million for the first nine months of 2002. The increased expense for the first nine months of 2003 primarily reflected the ongoing expenses related to Allegiant Investment Counselors acquired in the fourth quarter of 2002, increased professional fees associated with the roll-out of our Project 2004 profit improvement and cost containment initiative, higher insurance expense and increased foreclosed property costs. In addition, non-interest expense reflected increased expense associated with the Company's investment in a community reinvestment fund, higher commissions expense related to mortgage banking activities and a severance charge recognized in the first quarter of 2003. Our efficiency ratio continued to improve and for the third quarter of 2003 was 52.4% compared to 54.0% for the third quarter of 2002.

            At September 30, 2003, our assets totaled $2.5 billion, a 7% increase from September 30, 2002. Total loans and deposits both increased to $1.8 billion at September 30, 2003, reflecting a 10% and 4% increase from September 30, 2002, respectively. While total assets, loans and deposits reflected noteworthy increases from September 30, 2002, these growth rates were constrained by the March 31, 2003 divestiture of our former Ste. Genevieve bank, which at the time of disposition reported assets, loans and deposits of approximately $114.6 million, $43.5 million and $93.9 million, respectively. On July 11, 2003, we completed the acquisition of a branch office of Heartland Bank, which reported deposits approximating $20 million. Under terms of the purchase and assumption agreement, we acquired the Heartland branch facility and assumed its deposit liabilities, net of a deposit premium of 5.05%.

            At September 30, 2003, shareholders' equity totaled $195.9 million, an increase of 22% from September 30, 2002 reflecting the 2.1 million shares issued in connection with our April 2003 stock offering, partially offset by the cost of 974,150 shares of treasury stock re-acquired in connection with the divestiture of our former Ste. Genevieve bank. Net proceeds from the offering totaled $31.9 million. At September 30, 2003 our market capitalization totaled $353.1 million, an increase of 36.7% from September 30, 2002.

            As of September 30, 2003, our ratio of non-performing assets to total assets was 0.72% compared to 0.67% at September 30, 2002 and 0.68% at December 31, 2002, and decreased from 0.90% at June 30, 2003. At September 30, 2003, our non-performing assets totaled $17.6 million compared to $16.3 million at December 31, 2002, $15.5 million at September 30, 2002 and $21.7 million at June 30, 2003.

            Annualized net charge-offs as a percentage of average loans were 0.26% in the first nine months of 2003 compared to 0.52% for the first nine months of 2002 and 0.51% for the year ended December 31, 2002. For the first nine months of 2003, the provision for loan losses exceeded net charge-offs by approximately $2.2 million. The allowance for loan losses increased to $21.0 million at September 30, 2003 from $18.5 million at September 30, 2002. The percentage of the allowance for loan losses to total loans was 1.17% at September 30, 2003 compared to 1.15% at December 31, 2002 and 1.13% at September 30, 2002. The loan reserve coverage to non-performing loans improved from 101.7% at June 30, 2003 to 127.5 % at September 30, 2003. The loan reserve coverage to non-performing loans was 125.1% at December 31, 2002 and 128.5% at September 30,2002.

            As previously announced, Allegiant will hold a conference call on Thursday, October 23, 2003 at 9:00 a.m. Eastern time to discuss its third quarter performance and 2003 outlook. To listen, call 800-599-9795 within the U.S., or 617-786-2905 outside the U.S. and enter the participant passcode 47773602. This call will also be Webcast and can be accessed at Allegiant's web site at www.allegiantbank.com. Click on "Investor Relations." The online replay will be available at approximately 10:00 a.m. Central Time and continue for 48 hours.

            Additionally, the Webcast is being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listed to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

            Allegiant Bancorp, Inc. is the largest publicly-held bank holding company headquartered in the St. Louis, Missouri metropolitan area and the parent company of Allegiant Bank. Allegiant has 36 full-service banking locations, with at least one branch located within a 20-minute drive from all principal sectors of the St. Louis, Missouri metropolitan area. Allegiant focuses on providing banking services to small and mid-sized businesses and individuals by offering a full range of banking services, including mortgage banking, private banking, brokerage services, insurance products and wealth management and other fiduciary services in addition to traditional retail and commercial loan and deposit products.

            Certain statements in this release relating to present or future trends or factors affecting the banking industry and, specifically, the operations, markets and products of Allegiant Bancorp, Inc., may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Allegiant's actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Allegiant's business and prospects is contained in Allegiant's periodic and other filings with the Securities and Exchange Commission. Allegiant undertakes no obligation to report revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

Allegiant Bancorp, Inc.
Unaudited Financial Highlights
	3Q-03	3Q-02	% change	YTD 03	YTD 02	% change
Operating Results:	(Dollars in thousands except per share data)

  Interest income
  Interest expense

        Net interest income
  Provision for loan losses
  Service charges
  Mortgage banking revenue
  Wealth management fees
  Bank-owned life insurance
  Net gain on sale of securities
  Other non-interest income

        Total non-interest income
  Salaries and benefits
  Occupancy
  Equipment
  Amortization
  Foreclosed property costs
  Other non-interest expense

        Total non-interest expense

  Income before income taxes
  Provision for income taxes

        Net income

$    29,407
11,990
-------------
17,417
2,355
1,822
1,504
1,069
552
1,296
389
-------------
6,632
5,949
1,173
895
239
1,092
3,262
-------------
12,610
--------------
9,084
2,844
--------------
$        6,240
========

		$ 31,457 14,321 ------------- 17,136 2,010 1,744 1,631 468 458 235 647 ------------- 5,183 6,320 1,065 811 271 289 3,287 ------------- 12,043 -------------- 8,266 2,933 -------------- $ 5,333 ========	(6.5)% (16.3) 1.6 17.2 4.5 (7.8) 128.4 20.5 451.5 (39.9) 28.0 (5.9) 10.1 10.4 (11.8) 277.9 (0.8) 4.7 9.9 (3.0) 17.0%

$    88,747
38,066
-------------
50,681
5,690
5,256
4,653
3,060
1,640
4,378
1,322
-------------
20,309
19,496
3,355
2,503
746
2,113
10,877
-------------
39,090
--------------
26,210
8,338
--------------
$     17,872
========

$    92,566
44,024
-------------
48,542
5,510
5,131
3,429
1,528
1,486
1,927
1,706
-------------
15,207
18,091
2,903
2,397
812
1,055
9,363
-------------
34,621
--------------
23,618
7,939
--------------
$     15,679
========

(4.1)% (13.5) 4.4 3.3 2.4 35.7 100.3 10.4 127.2 (22.5) 33.6 7.8 15.6 4.4 (8.1) 100.3 16.2 12.9 11.0 5.0 14.0%
Profitability Measures: Basic earnings per share Diluted earnings per share Return on average assets Return on average equity Net interest margin Efficiency ratio	$ 0.36 $ 0.35 1.03% 12.91% 3.12% 52.43%	$ 0.33 $ 0.33 0.94% 13.50% 3.30% 53.96%	9.1% 6.1%	$ 1.06 $ 1.04 1.00% 12.89% 3.09% 55.06%	$ 1.00 $ 0.98 0.95% 13.95% 3.24% 54.31%	6.0% 6.1%

Balance Sheet Averages: Loans Investment securities Other earning assets Total earning assets Cash and due from banks Allowance for loan losses Intangible assets Other assets Total assets	$1,821,676 385,999 10,181 -------------- 2,217,856 64,679 (20,537) 54,235 117,562 -------------- $2,433,795 ========	$1,616,353 441,214 3,022 -------------- 2,060,589 52,592 (18,010) 55,803 119,326 -------------- $2,270,300 ========	12.7% (12.5) 236.9 7.6 23.0 14.0 (2.8) (1.5) 7.2%	$1,748,690 423,181 18,025 -------------- 2,189,896 48,711 (19,539) 55,316 118,658 -------------- $2,393,042 ========	$1,531,416 460,764 11,395 -------------- 2,003,575 38,448 (18,009) 56,204 118,606 -------------- $2,198,824 ========	14.2% (8.2) 58.2 9.3 26.7 8.5 (1.6) - 8.8%
Demand deposits Interest bearing deposits Borrowings Other liabilities Subordinated debentures Shareholders' equity Total liabilities and equity	$ 222,476 1,529,955 416,914 13,903 57,250 193,297 -------------- $2,433,795 ========	$ 191,569 1,445,061 402,802 15,610 57,250 158,008 -------------- $2,270,300 ========	16.1% 5.9 3.5 (10.9) - 22.3 7.2%	$ 198,101 1,543,134 396,054 13,658 57,250 184,845 -------------- $2,393,042 ========	$ 172,201 1,455,454 348,552 15,521 57,250 149,846 -------------- $2,198,824 ========	15.0% 6.0 13.6 (12.0) - 23.4 8.8%
Diluted shares outstanding (average)	17,848,729	16,254,171	9.8%	17,245,664	16,006,182	7.7%

	9/30/2003	9/30/2002	% change	12/31/2002
	(Dollars in thousands except per share data)
YTD Changes in: Allowance for Loan Losses: Allowance-Beginning of period Charge-offs Recoveries Divested subsidiary balance Provision Allowance - End of period	$ 19,567 (4,083) 621 (756) 5,690 -------------- $ 21,039 ========	$ 18,905 (7,050) 1,095 - 5,510 -------------- $ 18,460 ========	3.5% (42.1) (43.3) - 3.3 14.0%	$ 18,905 (9,109) 1,172 - 8,599 ------------- $ 19,567 ========
Allowance for loan losses to total loans Net charge-offs to average loans (annualized) Allowance for loan losses to non-performing loans	1.17% 0.26% 127.52%	1.13% 0.52% 128.48%		1.15% 0.51% 125.12%
Non-performing Assets: Past due 90 days or more Non-accrual Restructured Total non-performing loans Other real estate Total non-performing assets	$ 2,057 14,442 - -------------- 16,499 1,144 -------------- $ 17,643 ========	$ 490 13,827 51 -------------- 14,368 1,082 -------------- $ 15,450 ========	319.8% 4.4 - 14.8 5.7 14.2%	$ 2,337 12,938 364 -------------- 15,639 611 -------------- $ 16,250 ========
Non-performing loans to total loans Non-performing assets to total assets	0.91% 0.72%	0.88% 0.67%		0.92% 0.68%

Period End Balances:
  Commercial loans
  Construction loans
  1-4 Family mortgage loans
  Commercial real estate loans
  Consumer loans

    Total loans
  Investment securities
  Other earning assets
  Cash and due from banks
  Allowance for loan losses
  Intangible assets
  Other assets

    Total assets

	$ 259,898 274,828 329,525 868,848 71,015 -------------- $1,804,114 373,832 51,212 78,918 (21,039) 55,088 116,753 -------------- $2,458,878 ========	$ 312,021 245,200 329,273 681,284 66,098 -------------- $1,633,876 429,026 33,463 53,883 (18,460) 56,170 120,749 -------------- $2,308,707 ========	(16.7)% 12.1 0.1 27.5 7.4 10.4 (12.9) 53.0 46.5 14.0 (1.9) (3.3) 6.5%	$ 314,703 277,018 352,136 695,821 63,231 -------------- $1,702,909 455,082 45,907 41,890 (19,567) 58,016 120,079 -------------- $2,404,316 ========

  Demand deposits
  NOW accounts
  Money market accounts
  Savings deposits
  Certificates of deposit
  Certificates of deposit > $100K
  IRA certificates
  Brokered deposits

    Total deposits
  Borrowings
  Federal Home Loan advances
  Other liabilities
  Subordinated debentures
  Shareholders' equity

    Total liabilities and equity

	$ 213,351 135,331 270,924 213,859 554,804 202,961 75,920 95,276 -------------- $1,762,426 149,472 282,040 11,792 57,250 195,898 -------------- $2,458,878 ========	$ 207,588 124,946 273,244 222,169 565,985 162,388 84,239 60,000 -------------- $1,700,559 72,230 305,814 12,408 57,250 160,446 -------------- $2,308,707 ========	2.8% 8.3 (0.8) (3.7) (2.0) 25.0 (9.9) 58.8 3.6 106.9 (7.8) (5.0) - 22.1 6.5%	$ 215,529 132,883 275,378 228,397 570,915 202,086 82,600 60,244 -------------- $1,768,032 94,882 304,853 12,057 57,250 167,242 -------------- $2,404,316 ========

Shares outstanding	17,479,471	15,889,500	10.0%	16,146,804
Market capitalization	$ 353,085	$ 258,204	36.7%	$ 294,195
Tangible book value per share	$ 8.06	$ 6.56	22.8%	$ 6.76
Book value per share	$ 11.21	$ 10.10	11.0%	$ 10.36
Closing market price per share	$ 20.20	$ 16.25	24.3%	$ 18.22

Allegiant Bancorp, Inc.
Unaudited Financial Highlights
Quarterly Trends
	YTD-03	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02
Operating Results:	(Dollars in thousands except per share data)

  Interest income
  Interest expense

        Net interest income
  Provision for loan losses
  Service charges
  Mortgage banking revenue
  Wealth management fees
  Bank-owned life insurance
  Net gain on sale of securities
  Other non-interest income

      Total non-interest income
  Salaries and benefits
  Occupancy
  Equipment
  Amortization
  Foreclosed property costs
  Other non-interest expense

      Total non-interest expense

  Income before income taxes
  Provision for income taxes

      Net income

$     88,747
38,066
-------------
50,681
5,690
5,256
4,653
3,060
1,640
4,378
1,322
-------------
20,309
19,496
3,355
2,503
746
2,113
10,877
-------------
39,090
-------------
26,210
8,338
-------------
$     17,872
========

$     29,407
11,990
-------------
17,417
2,355
1,822
1,504
1,069
552
1,296
389
-------------
6,632
5,949
1,173
895
239
1,092
3,262
-------------
12,610
-------------
9,084
2,844
-------------
$       6,240
========

$     29,499
12,575
-------------
16,924
1,675
1,728
1,534
1,039
445
1,359
550
-------------
6,655
6,421
1,047
821
228
720
3,757
-------------
12,994
-------------
8,910
2,831
-------------
$       6,079
========

$ 29,841 13,501 ------------- 16,340 1,660 1,706 1,615 952 643 1,723 383 ------------- 7,022 7,126 1,135 787 279 301 3,858 ------------- 13,486 ------------- 8,216 2,663 ------------- $ 5,553 ========

$     30,639
14,283
-------------
16,356
3,089
1,917
1,166
1,129
422
2,345
1,134
-------------
8,113
7,298
959
941
271
181
3,400
-------------
13,050
-------------
8,330
2,612
-------------
$       5,718
========

$ 31,457 14,321 ------------- 17,136 2,010 1,744 1,631 468 458 235 647 ------------- 5,183 6,320 1,065 811 271 289 3,287 ------------- 12,043 ------------- 8,266 2,933 ------------- $ 5,333 ========
Profitability measures: Basic earnings per share Diluted earnings per share Return on average assets Return on average equity Net interest margin Efficiency ratio	$ 1.06 $ 1.04 1.00% 12.89% 3.09% 55.06%	$ 0.36 $ 0.35 1.03% 12.91% 3.12% 52.43%	$ 0.36 $ 0.35 1.02% 12.72% 3.12% 55.11%	$ 0.34 $ 0.34 0.92% 13.10% 3.00% 57.73%	$ 0.36 $ 0.35 0.98% 13.71% 3.05% 53.33%	$ 0.33 $ 0.33 0.94% 13.50% 3.30% 53.96%
Balance Sheet Averages: Loans Investment securities Other earning assets Total earning assets Cash and due from banks Allowance for loan losses Intangible assets Other assets Total assets	$1,748,690 423,181 18,025 -------------- 2,189,896 48,711 (19,539) 55,316 118,658 -------------- $2,393,042 ========	$1,821,676 385,999 10,181 -------------- 2,217,856 64,679 (20,537) 54,235 117,562 -------------- $2,433,795 ========	$1,734,676 407,702 34,269 -------------- 2,176,647 47,920 (19,484) 54,015 115,712 -------------- $2,374,810 ========	$1,709,113 478,664 17,757 -------------- 2,205,534 45,892 (19,360) 57,947 118,896 -------------- $2,408,909 ========	$1,674,771 423,894 31,549 -------------- 2,130,214 41,772 (18,453) 58,380 118,016 -------------- $2,329,929 ========	$1,616,353 441,214 3,022 -------------- 2,060,589 52,592 (18,010) 55,803 119,326 -------------- $2,270,300 ========
Demand deposits Interest bearing deposits Borrowings Other liabilities Subordinated debentures Shareholders' equity Total liabilities and equity	$ 198,101 1,543,134 396,054 13,658 57,250 184,845 -------------- $2,393,042 ========	$ 222,476 1,529,955 416,914 13,903 57,250 193,297 -------------- $2,433,795 ========	$ 210,241 1,512,216 389,364 14,538 57,250 191,201 -------------- $2,374,810 ========	$ 190,771 1,587,282 391,117 12,955 57,250 169,534 -------------- $2,408,909 ========	$ 194,464 1,522,340 373,949 15,110 57,250 166,816 -------------- $2,329,929 ========	$ 191,569 1,445,061 402,802 15,610 57,250 158,008 -------------- $2,270,300 ========
Diluted shares outstanding (average)	17,245,664	17,848,729	17,378,810	16,509,453	16,453,642	16,254,171

Quarterly Trends
	9/30/2003	6/30/2002	3/31/2002	12/31/2002	9/30/2002
(Dollars in thousands except per share data)
Changes in Allowance for Loan Losses: Allowance-Beginning of period Charge-offs Recoveries Divested subsidiary balance Provision Allowance - End of period	$ 20,016 (1,428) 96 - 2,355 -------------- $ 21,039 ========	$ 18,730 (622) 233 - 1,675 -------------- $ 20,016 ========	$ 19,567 (2,033) 292 (756) 1,660 -------------- $ 18,730 ========	$ 18,460 (2,059) 77 - 3,089 ------------- $ 19,567 ========	$ 18,314 (1,944) 80 - 2,010 -------------- $ 18,460 ========
Allowance for loan losses to total loans Net charge-offs to average loans (annualized) Allowance for loan losses to non-performing loans	1.17% (0.29)% 127.52%	1.16% (0.09)% 101.68%	1.13% (0.41)% 139.29%	1.15% (0.47)% 125.12%	1.13% (0.46)% 128.48%
Non-performing Assets: Past due 90 days or more Non-accrual Restructured Total non-performing loans Other real estate Total non-performing assets	$ 2,057 14,442 - -------------- 16,499 1,144 -------------- $ 17,643 ========	$ 7,246 12,439 - -------------- 19,685 1,985 -------------- $ 21,670 ========	$ 1,994 11,453 - -------------- 13,447 - -------------- $ 13,447 ========	$ 2,337 12,938 364 -------------- 15,639 611 -------------- $ 16,250 ========	$ 490 13,827 51 -------------- 14,368 1,082 -------------- $ 15,450 ========
Non-performing loans to total loans Non-performing assets to total assets	0.91% 0.72%	1.14% 0.90%	0.81% 0.58%	0.92% 0.68%	0.88% 0.67%

Period End Balances:
  Commercial loans
  Construction loans
  1-4 Family mortgage loans
  Commercial real estate loans
  Consumer loans

    Total loans
  Investment securities
  Other earning assets
  Cash and due from banks
  Allowance for loan losses
  Intangible assets
  Other assets

    Total assets

	$ 259,898 274,828 329,525 868,848 71,015 -------------- $1,804,114 373,832 51,212 78,918 (21,039) 55,088 116,753 -------------- $2,458,878 ========	$ 269,377 269,075 323,556 796,433 66,791 -------------- $1,725,232 396,270 70,296 56,158 (20,016) 53,940 115,711 -------------- $2,397,591 ========	$ 267,910 272,715 320,741 738,525 64,282 -------------- $1,664,173 401,702 64,144 48,016 (18,730) 54,168 114,005 -------------- $2,327,478 ========	$ 314,703 277,018 352,136 695,821 63,231 -------------- $1,702,909 455,082 45,907 41,890 (19,567) 58,016 120,079 -------------- $2,404,316 ========	$ 312,021 245,200 329,273 681,284 66,098 -------------- $1,633,876 429,026 33,463 53,883 (18,460) 56,170 120,749 -------------- $2,308,707 ========

  Demand deposits
  NOW accounts
  Money market accounts
  Savings deposits
  Certificates of deposit
  Certificates of deposit > $100K
  IRA certificates
  Brokered deposits

    Total deposits
  Borrowings
  Federal Home Loan advances
  Other liabilities
  Subordinated debentures
  Shareholders' equity

    Total liabilities and equity

	$ 213,351 135,331 270,924 213,859 554,804 202,961 75,920 95,276 -------------- $1,762,426 149,472 282,040 11,792 57,250 195,898 -------------- $2,458,878 ========	$ 222,114 131,047 273,802 206,379 565,780 210,278 76,123 60,346 -------------- $1,745,869 105,308 282,531 12,619 57,250 194,014 -------------- $2,397,591 ========	$ 197,306 140,484 270,021 218,059 551,398 208,797 74,738 60,960 -------------- $1,721,763 78,558 302,895 12,904 57,250 154,108 -------------- $2,327,478 ========	$ 215,529 132,883 275,378 228,397 570,915 202,086 82,600 60,244 -------------- $1,768,032 94,882 304,853 12,057 57,250 167,242 -------------- $2,404,316 ========	$ 207,588 124,946 273,244 222,169 565,985 162,388 84,239 60,000 -------------- $1,700,559 72,230 305,814 12,408 57,250 160,446 -------------- $2,308,707 ========

Shares outstanding	17,479,471	17,398,178	16,220,542	16,146,804	15,889,500